                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __)

Filed by the Registrant                     /x/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/x/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           BNY HAMILTON FUNDS, INC.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

[BNY HAMILTON FUNDS LOGO]                                          JUNE 23, 1998
--------------------------------------------------------------------------------
DEAR STOCKHOLDER:

     We are pleased to announce a Meeting of Stockholders of BNY Hamilton Funds, Inc. (the 'Corporation'), which is to be held at 9:00 Eastern Daylight Time on August 5, 1998 at 51 West 51st Street, New York, N.Y. Formal notice of the Meeting is included in this package, along with the proxy statement. You are invited to attend the Meeting. However, whether or not you expect to attend the meeting, we urge you to vote your shares as soon as possible.

     THIS PACKAGE WILL INCLUDE ONE CARD FOR EACH FUND IN WHICH YOU OWN SHARES. PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD OR CARDS AND RETURN THEM IN THE ENVELOPE PROVIDED.

WHAT ARE THE PROPOSALS?

    At the Meeting, you will be asked to consider election of the Board of Directors, and to ratify the selection of KPMG Peat Marwick LLP as independent accountants of the Corporation.

    For those of you who are stockholders of BNY Hamilton Money Fund, you will also be asked to vote on a proposal to eliminate one of its operating policies.

    For those of you who are stockholders of BNY Hamilton Equity Income Fund, you will also be asked to vote on a proposal to amend its investment objective.

    After carefully considering each proposal, the Board of Directors, which represents your interests in the management of the Corporation, recommends that you vote FOR each of the proposals on which you are eligible to vote.

YOUR VOTE IS IMPORTANT.

     Please take a moment now to complete, sign and return your proxy card(s) in the enclosed postage-paid envelope.

     The Corporation has retained Shareholder Communications Corporation ('SCC'), a professional proxy solicitation firm, to assist in the voting process. If we have not obtained your vote after a reasonable period of time, you may receive a telephone call from a representative of SCC reminding you to exercise your right to vote.

     Thank you for your cooperation.

                                                     Sincerely,

                                                     /s/ William J. Tomko
                                                     --------------------
                                                     William J. Tomko
                                                     President

                            BNY HAMILTON FUNDS, INC.

                            BNY HAMILTON MONEY FUND
                        BNY HAMILTON TREASURY MONEY FUND
                   BNY HAMILTON INTERMEDIATE GOVERNMENT FUND
                BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND
               BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND
                   BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND
                        BNY HAMILTON EQUITY INCOME FUND
                       BNY HAMILTON LARGE CAP GROWTH FUND
                       BNY HAMILTON SMALL CAP GROWTH FUND
                     BNY HAMILTON INTERNATIONAL EQUITY FUND

                               3435 STELZER ROAD
                               COLUMBUS, OH 43219

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

To Our Stockholders:

     Notice is hereby given that a Meeting of Stockholders of BNY Hamilton Funds, Inc. (the 'Corporation'), a registered open-end investment company consisting of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund, BNY Hamilton Intermediate Government Fund, BNY Hamilton Intermediate Investment Grade Fund, BNY Hamilton Intermediate New York Tax-Exempt Fund, BNY Hamilton Intermediate Tax-Exempt Fund, BNY Hamilton Equity Income Fund, BNY Hamilton Large Cap Growth Fund, BNY Hamilton Small Cap Growth Fund, and BNY Hamilton International Equity Fund and together with all aforementioned funds, each a 'Series' or 'Fund', and collectively the 'Funds', will be held at 9:00 AM, Eastern Daylight Time, on August 5, 1998 at the offices of The Bank of New York, 51 West 51st Street, New York, N.Y. for the following purposes:

     1. To elect six directors.

     2. To ratify the selection by the Board of Directors of KPMG Peat Marwick LLP as independent accountants for the fiscal year ending December 31, 1998.

     3. For stockholders of the BNY Hamilton Money Fund, to consider a proposal to eliminate an operating policy that currently prevents the Fund from purchasing securities that cannot be offered for public resale in the United States without first being registered under the Securities Act of 1933.

     4. For stockholders of the BNY Hamilton Equity Income Fund, to consider a proposal to amend the investment objective of that Fund.

     5. To consider and act upon any other business as may properly come before the meeting or any adjournment thereof.

     This is a combined Notice and Proxy Statement for the above-named Series of the Corporation. All stockholders are eligible to vote on Proposals 1 and 2. Only stockholders who owned shares of the BNY Hamilton Money Fund on the record date may vote on Proposal 3. Only stockholders who owned shares of the BNY

Hamilton Equity Income Fund on the record date may vote on Proposal 4. With the Notice and Proxy Statement, you will be receiving a separate proxy card for each Fund in which you own shares.

     Only holders of Common Stock of record at the close of business on June 5, 1998 are entitled to notice of, and to vote at, this meeting or any adjournment thereof.

                                          By Order of the Board of Directors

                                          /s/ Ellen Stoutamire
                                          -----------------------------------
                                          Ellen Stoutamire
                                          Secretary

Dated: June 23, 1998

 WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN EACH ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE CORPORATION OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN EACH PROXY PROMPTLY. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                            BNY HAMILTON FUNDS, INC.
                               3435 STELZER ROAD
                               COLUMBUS, OH 43219

                           --------------------------

                                PROXY STATEMENT

                           --------------------------

     This Proxy Statement is furnished by the Board of Directors of BNY Hamilton Funds, Inc. (the 'Corporation'), in connection with the solicitation of proxies for use at the Meeting of Stockholders to be held at 9:00 AM, Eastern Daylight Time, on August 5, 1998 at the offices of The Bank of New York, 51 West 51st Street, New York, N.Y. The Corporation's common stock is divided into ten series, each corresponding to one of the following funds (collectively, the 'Funds'): BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund, BNY Hamilton Intermediate Government Fund, BNY Hamilton Intermediate Investment Grade Fund, BNY Hamilton Intermediate New York Tax-Exempt Fund, BNY Hamilton Intermediate Tax-Exempt Fund, BNY Hamilton Equity Income Fund, BNY Hamilton Large Cap Growth Fund, BNY Hamilton Small Cap Growth Fund, and BNY Hamilton International Equity Fund. The purpose of the meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting.

     The Bank of New York (48 Wall Street, New York, New York 10286) is the investment adviser to the Funds. BNY Hamilton Distributors, Inc. (125 West 55th Street, New York, New York 10019) serves as the Funds' administrator and distributor.

     A COPY OF THE CORPORATION'S ANNUAL REPORT TO STOCKHOLDERS FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1997 MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE DISTRIBUTOR OR CALLING 1-800-4BNY-FND (1-800-426-9363).

     The close of business on June 5, 1998 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting. On that date, the Corporation had 2,465,850,262 shares of Common Stock outstanding and entitled to vote, and the shares were attributable to each Series as follows:

                                                                                            NUMBER OF
                                                                                             SHARES
      NAME OF FUND                                                                         OUTSTANDING
                                                                                         ---------------
BNY Hamilton Money Fund................................................................    1,742,210,889
BNY Hamilton Treasury Money Fund.......................................................      554,974,816
BNY Hamilton Intermediate Government Fund..............................................        7,475,750
BNY Hamilton Intermediate Investment Grade Fund........................................       35,275,958
BNY Hamilton Intermediate New York Tax-Exempt Fund.....................................        3,977,650
BNY Hamilton Intermediate Tax-Exempt Fund..............................................       26,689,112
BNY Hamilton Equity Income Fund........................................................       34,107,766
BNY Hamilton Large Cap Growth Fund.....................................................       34,453,015
BNY Hamilton Small Cap Growth Fund.....................................................       13,964,510
BNY Hamilton International Equity Fund.................................................       12,720,796

     Each share will be entitled to one vote on each matter that comes before the meeting. Stockholders will vote on a Corporation-wide basis, without regard to Series, on proposals 1 and 2. Only stockholders who owned shares in the BNY Hamilton Money Fund on the record date may vote on Proposal 3. Only stockholders who owned shares in the BNY Hamilton Equity Income Fund on the record date may vote on Proposal 4. Additionally, the proxies may vote on any other business as may properly come before the meeting. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or about June 23, 1998. The Annual Report to Stockholders, containing audited financial statements for the fiscal year ended December 31, 1997, preceded the mailing of proxy material to stockholders of record on June 5, 1998. The Annual Report to Stockholders should not be regarded as proxy solicitation material.

     If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the meeting in accordance with the instructions on the Proxy. If no instructions are specified, shares will be voted for the election of directors and for the other items of business. If, on the other hand, a Proxy (i) is properly executed and returned accompanied by instructions to withhold authority to vote, (ii) represents a broker 'non-vote' (that is, a Proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power), or (iii) is marked with an abstention (collectively, 'abstentions'), the shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote 'for' or 'against' a matter and will be disregarded in determining the 'votes cast' on an issue. The election of directors (Proposal 1) and ratification of the selection of accountants (Proposal 2) each require the affirmative vote of a majority of the votes cast at the meeting; as to these Proposals, abstentions will be disregarded in determining votes cast on the Proposals. Approval of the amendments to an operating policy of the BNY Hamilton Money Fund and to the investment objective of the BNY Hamilton Equity Income Fund (Proposals 3 and 4, respectively) requires the vote of a majority of the outstanding voting securities of the relevant Series, which is defined in the Investment Company Act of 1940 (the '1940 Act') as the lesser of (i) 67% of the Series' shares present at a meeting of its stockholders if the owners of more than 50% of the shares of the Series then outstanding are present in person or by Proxy or (ii) more than 50% of the Series' outstanding shares. Accordingly, abstentions will effectively be a vote 'against' Proposals 3 and 4. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Corporation or by attendance at the meeting.

     Under the Corporation's Articles of Incorporation, a quorum is constituted by the presence in person or by Proxy of the holders of one-third of the shares issued and outstanding and entitled to vote at the meeting. In the event that a quorum is not present at the meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than 120 days in the aggregate to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposals that are the subject of the meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of the votes cast on the questions in person or by Proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposals. They will vote against any such adjournment those proxies required to be voted against any such proposals. A stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval.

     The cost of soliciting proxies in the accompanying form for the meeting, including the costs of preparing, printing and mailing the accompanying Notice of Annual Meeting and this Proxy Statement and the costs of the meeting and any adjournments thereto, will be borne by the Corporation. Proxy materials may also be distributed through brokers, custodians and nominees to beneficial owners and proxies may be solicited by telephone or telegraph by officers of the Corporation or by professional proxy solicitors on behalf of the Board of Directors of the Corporation, the expenses of which will be paid by the Corporation. The Corporation has retained the services of Shareholder Communications Corporation ('SCC') with regard to such professional solicitation. For their services, the Corporation will pay SCC approximately $20,000.

     Set forth below is certain information as to all persons who were known by the Corporation to own, of record or beneficially, 5% or more of the outstanding shares of any Series as of May 29, 1998:

                                          NAME AND ADDRESS OF        % OF         NAME AND ADDRESS OF       % OF
           NAME OF SERIES                     RECORD OWNER          SERIES         BENEFICIAL OWNER        SERIES
------------------------------------   --------------------------   ------     -------------------------   ------
Money Fund                                                                     Duke University               9.22%
                                                                               100 N. Tryon Street
                                                                               Charlotte, NC 28202

Intermediate Government                The Bank of New York          30.96%    The Bank of New York         41.87%
Fund                                   Profit Sharing Plan B                   48 Wall Street
                                       48 Wall Street                          New York, NY 10286
                                       New York, NY 10286

                                       The Bank of New York           5.46%
                                       401-(k) Plan
                                       48 Wall Street
                                       New York, NY 10286

                                       The Bank of New York           5.45%
                                       Long-Term Disability Plan
                                       48 Wall Street
                                       New York, NY 10286

Intermediate New York                                                          Robert J. Milano              8.23%
Tax-Exempt Fund                                                                860 United Nations Plaza
                                                                               New York, NY 10017

Equity Income Fund                     The Bank of New York          21.45%    The Bank of New York         23.21%
                                       Profit Sharing Plan A                   48 Wall Street
                                       48 Wall Street                          New York, NY 10286
                                       New York, NY 10286

Small Cap Growth Fund                  The Bank of New York           6.78%    The Bank of New York          6.78%
                                       Profit Sharing Plan A                   48 Wall Street
                                       48 Wall Street                          New York, NY 10286
                                       New York, NY 10286

                                          NAME AND ADDRESS OF        % OF         NAME AND ADDRESS OF       % OF
           NAME OF SERIES                     RECORD OWNER          SERIES         BENEFICIAL OWNER        SERIES
------------------------------------   --------------------------   ------     -------------------------   ------
      Treasury Money Fund              SFX Entertainment             13.30%    SFX Entertainment            13.30%
                                       650 Madison Avenue                      650 Madison Avenue
                                       New York, NY 10022                      New York, NY 10022

                                       The Bank of New York           7.86%    The Bank of New York          7.86%
                                       Capital Trust                           Capital Trust
                                       605 Third Avenue                        605 Third Avenue
                                       New York, NY 10022                      New York, NY 10022

                                       F W Olin Foundation            6.62%    F W Olin Foundation           6.62%
                                       780 Third Avenue                        780 Third Avenue
                                       New York, NY 10017                      New York, NY 10017

                             ELECTIONS OF DIRECTORS

                                (PROPOSAL NO. 1)

     At the meeting, directors will be elected to hold office until the next meeting of stockholders or until their successors are elected and qualify. It is the intention of the persons named in the accompanying form of Proxy to vote for the election of Edward L. Gardner, Peter Herrick, Leif H. Olsen, Stephen Stamas, and James E. Quinn, all of whom are currently members of the Board of Directors and each of whom has consented to serve as a nominee and as a director if elected. In addition, it is the intention of the persons named in the accompanying form of Proxy to vote for the election of Karen Osar, who has not previously served as a member of the Board of Directors, but has consented to serve as a nominee and as a director if elected. In a vote by proxy in July 1993, Eugene Sullivan and Mr. Herrick, Mr. Olsen, and Mr. Stamas were elected to the Board. At a meeting of the Board of Directors on May 12, 1995, Mr. Gardner was nominated, and subsequently elected unanimously, as a member of the Board of Directors. At a meeting of the Board of Directors on November 15, 1996, Mr. Quinn was nominated, and subsequently elected unanimously, as a member of the Board of Directors. Also, at the November 15, 1996 meeting, the Board of Directors approved an increase in number of directors, to six. Mr. Sullivan retired in January 1997, at which point Mr. Gardner was appointed Chairman.

     Each Director who is deemed an 'interested person' of the Corporation, as defined in the 1940 Act, is indicated by a star in the following table. Messrs. Herrick and Stamas are deemed 'interested persons' of the Corporation because each is affiliated with The Bank of New York, the adviser to each Series. In addition to the offices and directorships listed below, as of June 5, 1998, Mr. Herrick and Mr. Stamas each owned shares of Common Stock of The Bank of New York Company, Inc., although each owned less than 1% of the outstanding shares.

     The Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a director, but if that should occur before the meeting, proxies will be voted for such persons as the Board of Directors may recommend.

                        INFORMATION REGARDING DIRECTORS

                                                       PRINCIPAL OCCUPATIONS
NAME AND ADDRESS               POSITION WITH FUNDS     DURING PAST FIVE YEARS
----------------------------   ----------------------  ---------------------------------------------------------
Edward L. Gardner              Director and Chairman   Chairman of the Board, President and Chief Executive
411 Theodore Fremd Ave.        of the Board            Officer, Industrial Solvents Corporation, 1981 to
Rye, NY 10580                                          Present; Chairman of the Board, Blue Grass Chemical
Age 63                                                 Specialties Inc., 1982 to Present; Chairman of the Board,
                                                       Big Brothers/Big Sisters of New York City, 1992 to
                                                       Present; Vice President of the Board, The Sherry
                                                       Netherland Hotel, 1991 to Present; Member,
                                                       Westchester/Putnam Regional Board of Directors, The Bank
                                                       of New York, 1982 to Present; Member, Westchester County
                                                       Association, 1986 to Present.

Mr. Peter Herrick*             Director                Vice Chairman (1990-1992) and Director, The Bank of New
42 Sunnybrook Road                                     York; President and Director, The Bank of New York
Bronxville, NY 10708                                   Company, Inc. (1984-1992); Trustee, HRE Properties, 1990
Age 71                                                 to Present; Member, New York State Banking Board,
                                                       1990-1993.

Leif H. Olsen                  Director                President, Leif H. Olsen Investments, Inc., a registered
49 Locust Avenue                                       investment adviser; 1987 to Present.
Suite 301
New Canaan, CT 06840
Age 72

Mr. Stephen Stamas*            Director                Chairman, Greenwall Foundation, 1995 to Present;
Windcrest Partners                                     Chairman, New York Philharmonic, 1989 to 1996; Vice
122 E. 42nd Street                                     Chairman, Rockefeller University, 1994 to Present.
49th Floor
New York, NY 10168
Age 67

James E. Quinn                 Director                Member, Board of Directors, Tiffany & Co., January 1995
727 Fifth Avenue                                       to Present; Vice Chairman, Tiffany & Co., March 1986 to
New York, NY 10022                                     Present.
Age 46

Karen Osar                     Director                Vice President & Treasurer, Tenneco Inc., January
1725 King Street                                       1994-Present; Managing Director of Corporate Finance
Greenwich, CT 06831                                    Group, J.P. Morgan & Co., Inc.; held various other
Age 49                                                 positions at J.P. Morgan & Co., Inc. from 1975-1994.

     As of June 5, 1998, the Directors and officers of the Corporation as a group owned beneficially less than 1% of the outstanding shares of all Series.

     The Corporation pays each Director annual compensation of $15,000 and a per-meeting fee of $1,200, plus travel expenses, if any. During the fiscal period ended December 31, 1997, such compensation, fees and expenses amounted to $75,086.

     The following chart describes the compensation paid to Directors by BNY Hamilton Funds, Inc. (other than travel expenses and out-of-pocket costs) for the fiscal year ended December 31, 1997:

                                                                 PENSION OR
                                                                 RETIREMENT
                                                                  BENEFITS                             TOTAL
                                                AGGREGATE         ACCRUED          ESTIMATED        COMPENSATION
                                               COMPENSATION      AS PART OF         ANNUAL              PAID
             NAME OF PERSON,                   PAID BY THE          FUND         BENEFITS UPON      BY THE FUNDS
                 POSITION                         FUNDS           EXPENSES        RETIREMENT        TO DIRECTORS
------------------------------------------     ------------      ----------      -------------      ------------
Edward L. Gardner
  Director and Chairman of the Board             $ 14,800            $0               $ 0             $ 14,800

Peter Herrick
  Director                                       $ 14,800            $0               $ 0             $ 14,800

Leif H. Olsen
  Director                                       $ 14,800            $0               $ 0             $ 14,800

Stephen Stamas
  Director                                       $ 14,800            $0               $ 0             $ 14,800

James E. Quinn
  Director                                       $ 14,800            $0               $ 0             $ 14,800

     The above compensation, which is expected to total approximately $119,000 plus out-of-pocket costs for 1998, will be allocated to all series of BNY Hamilton Funds, Inc.

     There were four meetings of the Corporation's Board of Directors held during the fiscal year ended December 31, 1997. The Board of Directors presently has an Audit Committee, the members of which are Messrs. Gardner, Herrick and Olsen. The Audit Committee met twice during the fiscal year ended December 31, 1997. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Corporation's financial operations. The Board of Directors does not have a nominating committee.

     The executive officers of the Corporation are:

J. David Huber                           Chief Executive Officer      Employee, BISYS Fund Services, Inc.,
3435 Stelzer Road                                                     June 1987 to Present
Columbus, OH 43219
Age 51

William J. Tomko                         President                    Vice President, BISYS Fund Services,
3435 Stelzer Road                                                     Inc., 1989 to Present
Columbus, OH 43219
Age 39

Richard Baxt                             Vice President               Senior Vice President, Client Services,
125 West 55th Street                                                  BISYS Fund Services, Inc., 1997 to
New York, NY 10019                                                    Present; General Manager of Investment
Age 44                                                                and Insurance, First Fidelity Bank;
                                                                      President, First Fidelity Brokers;
                                                                      President, Citicorp Investment
                                                                      Services.

Michael A. Grunewald                     Vice President               Manager, Client Services, BISYS Fund
3435 Stelzer Road                                                     Services, Inc., 1993 to Present.
Columbus, OH 43219
Age 28

Nimish Bhatt                             Treasurer                    Vice President, Tax and Financial
3435 Stelzer Road                                                     Services, BISYS Fund Services, Inc.,
Columbus, OH 43219                                                    June 1996 to Present; Assistant Vice
Age 35                                                                President, Evergreen Funds/First Union
                                                                      Bank, 1995 to July 1996; Senior Tax
                                                                      Consultant, Price Waterhouse LLP, 1990
                                                                      to December 1994.

Ellen Stoutamire                         Secretary                    Vice President, Legal Services, BISYS
3435 Stelzer Road                                                     Fund Services, Inc., 1997 to Present;
Columbus, OH 43219                                                    Associate Counsel, Templeton Mutual
Age 49                                                                Funds, 1995 to 1997: Attorney, private
                                                                      practice, 1990 to 1995.

Alaina V. Metz                           Assistant Secretary          Chief Administrator, Administrative and
3435 Stelzer Road                                                     Regulatory Services of BISYS Fund
Columbus, OH 43219                                                    Services, Inc., June 1995 to Present;
Age 30                                                                Supervisor of Mutual Fund Legal
                                                                      Department, Alliance Capital
                                                                      Management, May 1989 to June 1995.


                      SELECTION OF INDEPENDENT ACCOUNTANTS

                                (PROPOSAL NO. 2)

     The 1940 Act requires that the Corporation's independent accountants be selected by a majority of the directors who are not 'interested persons' of the Corporation, as defined in the 1940 Act; that such selection be submitted for ratification or rejection at the first annual meeting of stockholders; and that the employment of such independent accountants be conditioned on the right of the Corporation, by vote of a majority of its outstanding voting securities at any meeting called for that purpose, to terminate such employment forthwith without penalty.

At its meeting on February 12, 1997, the independent Directors of the Corporation appointed KPMG Peat Marwick LLP as the independent accountants to certify the financial reports of each Series. Accordingly, the selection by the Directors of KPMG Peat Marwick LLP is being submitted to the stockholders of the Corporation for ratification or rejection. Apart from its fees as independent accountants, neither the firm of KPMG Peat Marwick LLP nor any of its partners has any direct or material interest in the Corporation.

     THE BOARD OF DIRECTORS OF THE CORPORATION UNANIMOUSLY RECOMMENDS THAT YOU VOTE 'FOR' THIS PROPOSAL NO. 2.

                      AMENDMENT TO AN OPERATING POLICY OF
                            BNY HAMILTON MONEY FUND

                                (PROPOSAL NO. 3)

     This Proposal relates only to stockholders of the BNY Hamilton Money Fund (the 'Money Fund'), and only stockholders who owned shares in the Money Fund on the record date may vote on Proposal 3.

     The Board of Directors proposes that Operating Policy (ii) of the Money Fund's investment restrictions as stated in its prospectus be amended. Operating Policy (ii) currently provides that the Money Fund may not 'purchase securities that cannot be offered for public sale in the United States without first being registered under the Securities Act of 1933, as amended, including, but not limited to securities that can be purchased pursuant to Rule 144A of said Act.'

     It is proposed that this Series eliminate this Operating Policy, and permit the Money Fund to purchase and sell securities in transactions exempt from registration pursuant to Section 4(2) of the Securities Act of 1933 (the '1933 Act'), as well as to purchase and sell unregistered securities from or to qualified institutional buyers ('QIBs') as defined in, and according to the provisions of, Rule 144A under the 1933 Act.

     Any series of an open-end investment company, including the Money Fund, may not hold a significant amount of illiquid securities because these securities may be difficult to value accurately and because it is possible that the Fund would have difficulty liquidating such securities if necessary in order to satisfy requests to redeem shares of the Fund in a timely matter. In general, illiquid securities include securities subject to contractual or legal restrictions on resale, securities for which there is no readily available market and repurchase agreements or time deposits maturing in greater than seven days.

     The securities markets are evolving, however, and new markets have developed that render the Money Fund's present policy forbidding investments in unregistered securities for the purpose of ensuring liquidity overbroad and unnecessarily restrictive. In particular, the market for some types of securities are almost exclusively institutional--commercial paper, many types of municipal securities and some corporate bonds and notes. These instruments are often exempt from registration under the U.S. securities laws or sold in transactions not requiring registration. Consequently, institutional investors depend on an efficient institutional market in which the unregistered security can readily be resold. The fact that there may be legal or contractual restrictions on resale to the general public, therefore, does not necessarily determine the liquidity of these investments.

     In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the capital formation process, the Securities and Exchange Commission has advanced rules and legislative proposals designed to facilitate efficient trading among institutional investors. The most important of these, Rule 144A under the 1933 Act, as amended, was enacted in 1991 and contemplates a particularly broad institutional trading market for securities subject to restrictions on resale to the general public. As these institutional markets have developed, the Money Fund could be constrained by its current operating policy even though the institutional restricted securities markets provide readily ascertainable market values for such securities and the ability to liquidate an investment in order to satisfy the Money Fund's share redemption orders on a timely basis.

     In order to take advantage of these regulatory initiatives and the increasingly liquid institutional trading markets, the Board of Directors has determined that it would be in the best interests of the stockholders of the Money Fund if that Series were permitted to purchase securities in transactions exempt from registration under Section 4(2) of the 1933 Act, as well as to purchase and sell unregistered securities from or to QIBs according to the provisions of Rule 144A under the 1933 Act. The Board of Directors and the Adviser believe that eliminating the operating policy as set forth above will enable the Adviser to seek greater returns on a portion of the Money Fund's portfolio without materially changing the risk profile of the portfolio.

     THE BOARD OF DIRECTORS OF THE CORPORATION UNANIMOUSLY RECOMMENDS THAT YOU VOTE 'FOR' THIS PROPOSAL NO. 3.

                      AMENDMENT TO INVESTMENT OBJECTIVE OF
                        BNY HAMILTON EQUITY INCOME FUND

                                (PROPOSAL NO. 4)

     This Proposal relates only to stockholders of the BNY Hamilton Equity Income Fund (the 'Equity Income Fund'), and only stockholders who owned shares in the Equity Income Fund on the record date may vote on Proposal 4.

     The current objective of the Equity Income Fund is 'to provide long-term capital appreciation greater than the appreciation of, and yield greater than the yield of, the Standard & Poor's 500 Index. Equal emphasis is placed on attaining income and capital appreciation.'

     The Adviser of the Equity Income Fund has sought to achieve this objective by investing in equity securities, and instruments that are convertible into equity securities, of primarily domestic companies which offer prospects for long-term capital appreciation and provide above-average current return. In recent years lower yielding equities have outperformed higher yielding issues as investors have favored the high expected future earnings growth rates which are generally associated with companies having low dividend pay-out ratios compared to the high current income returns associated with companies having high pay-out ratios. In the Adviser's judgment, this preference among investors is expected to continue to be a major influence on performance in the future. As a result, the Adviser proposed and the Board agreed that establishing appreciation better than the Standard & Poor's 500 Index as an objective of equal emphasis with a yield superior to the same index was no longer reasonable. However, long-term capital appreciation together with the current yield objective does, in the judgment of the Adviser and the Board, constitute a reasonable objective, and does not require that the Equity Income Fund's portfolio be substantially changed. Accordingly, the Board of Directors has determined that it is in the best interest of the Fund and proposes to amend the stated investment objective of the Equity Income Fund to the following:

    To provide long-term capital appreciation with a yield greater than the yield of the Standard & Poor's 500 Index.

     Because the portfolio of the Equity Income Fund will not be reconfigured if the proposed change in the Fund's investment objective is approved by stockholders, there will be neither an increase in the Fund's portfolio turnover nor in transaction related expenses, such as brokerage commissions.

     THE BOARD OF DIRECTORS OF THE CORPORATION UNANIMOUSLY RECOMMENDS THAT YOU VOTE 'FOR' THIS PROPOSAL NO. 4.

                                 OTHER MATTERS

     The Corporation's management does not know of any matters to be presented at the meeting other than those mentioned in this Proxy Statement. If any of the persons listed above is unavailable for election as a director, an event not now anticipated, or if any other matters properly come before the meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

     Maryland corporations that are registered investment companies, such as the Corporation, are not required to conduct annual stockholders' meetings except in certain specified circumstances. Therefore, it is anticipated that regular annual meetings will not be held in the future except as required by the 1940 Act, or as otherwise required by Maryland law.

     Maryland law generally permits removal of a Director by the holders of not less than a majority of the Corporation's outstanding shares. Procedures for calling a stockholders' meeting for the removal of Directors of the Corporation similar to those set forth in Section 16(c) of the 1940 Act are available to stockholders of the Corporation.

                             STOCKHOLDER PROPOSALS

     A stockholder proposal intended to be presented at any subsequent meeting of stockholders of the Corporation must be received by the Corporation in a reasonable time before the Board of Directors' solicitation relating to that meeting is made in order to be included in the Corporation's Proxy Statement and form of Proxy relating to that meeting.

              NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
                               AND THEIR NOMINEES

     Please advise the Corporation, in care of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219, whether other persons are the beneficial owners of the shares for which proxies are being solicited from you, and if so, the number of copies of the Proxy Statement, other soliciting material and the Annual Report you wish to receive in order to supply copies to the beneficial owners of such shares.

                                          By order of the Board of Directors

                                          /s/ Ellen Stoutamire

                                          Ellen Stoutamire
                                          Secretary

New York, New York
June 23, 1998

-------------------------------------------

                       BNY HAMILTON
                       FUNDS

-------------------------------------------

                       PROXY STATEMENT
                       JUNE 23, 1998

                  [BNY HAMILTON FUNDS LOGO]

BNY-0092

                           BNY HAMILTON FUNDS, INC.
                              3435 Stelzer Road
                              Columbus, OH 43219

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                                 OF DIRECTORS

     The undersigned hereby constitutes and appoints Kevin J. Bannon, Paul A.E. Cummings, and Timothy J. Overzat, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated below, all stock of the above Fund held of record by the undersigned on June 5, 1998 at the Annual Meeting of Stockholders to be held on August 5, 1998, and at any adjournment thereof.

     The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement dated June 23, 1998.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the nominees to the Board of Directors and FOR proposal No. 2. Additionally, for stockholders who owned shares in the BNY Hamilton Money Fund on the record date, if no direction is made, this proxy will be voted FOR proposal No. 3. Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign.

     When signing as attorney, executor, administrator, trustee, guardian or custodian for a minor, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE.





         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

   BNYMON                                KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                         DETACH AND RETURN THIS PORTION ONLY

             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Vote On Directors

1.   Election of the following nominees as Directors; 1) Edward L. Gardner,
     2) Peter Herrick, 3) Leif H. Olsen, 4) Karen Osar, 5) James E. Quinn and
     6) Stephen Stamas

Vote On Proposals                                    For     Against    Abstain

2.   Ratification of the selection of KPMG           |_|       |_|        |_|
     Peat Marwick LLP as independent accountants

3.   Approval of a proposal to eliminate an
     operating policy of the BNY Hamilton Money
     Fund that currently prevents said Fund from
     purchasing securities that cannot be offered
     for public sale in the United States without
     first being registered (Stockholders of the
     BNY Hamilton Money Fund Only)                   |_|       |_|        |_|


For Withhold For All            To withhold authority to vote, mark "For All
All     All    Except:          Except" and write the nominee's number on the
                                line below.
|_|     |_|     |_|
                                ----------------------------------------------

4.   Not applicable.

5. In the discretion of such proxies to vote upon any and all business as may be properly come before the Meeting or any adjournment thereof.

     --------------------------  -------    --------------------------  -------

     --------------------------  -------    --------------------------  -------
             Signature            Date       Signature (Joint Owners)   Date
      (PLEASE SIGN WITHIN BOX)

                           BNY HAMILTON FUNDS, INC.
                              3435 Stelzer Road
                              Columbus, OH 43219

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                                 OF DIRECTORS

     The undersigned hereby constitutes and appoints Kevin J. Bannon, Paul A.E. Cummings, and Timothy J. Overzat, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated below, all stock of the above Fund held of record by the undersigned on June 5, 1998 at the Annual Meeting of Stockholders to be held on August 5, 1998, and at any adjournment thereof.

     The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement dated June 23, 1998.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the nominees to the Board of Directors and FOR proposal No. 2. Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign.

     When signing as attorney, executor, administrator, trustee, guardian or custodian for a minor, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE.





         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

   BNYHAM                                KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                         DETACH AND RETURN THIS PORTION ONLY

             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Vote On Directors

1.   Election of the following nominees as Directors; 1) Edward L. Gardner,
     2) Peter Herrick, 3) Leif H. Olsen, 4) Karen Osar, 5) James E. Quinn and
     6) Stephen Stamas

Vote On Proposals                                    For     Against    Abstain

2.   Ratification of the selection of KPMG           |_|       |_|        |_|
     Peat Marwick LLP as independent accountants

3.   Not applicable.


For Withhold For All            To withhold authority to vote, mark "For All
All     All    Except:          Except" and write the nominee's number on the
                                line below.
|_|     |_|     |_|
                                ----------------------------------------------

4.   Not applicable.

5. In the discretion of such proxies to vote upon any and all business as may be properly come before the Meeting or any adjournment thereof.

     --------------------------  -------    --------------------------  -------

     --------------------------  -------    --------------------------  -------
             Signature            Date       Signature (Joint Owners)   Date
      (PLEASE SIGN WITHIN BOX)

                           BNY HAMILTON FUNDS, INC.
                              3435 Stelzer Road
                              Columbus, OH 43219

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                                 OF DIRECTORS

     The undersigned hereby constitutes and appoints Kevin J. Bannon, Paul A.E. Cummings, and Timothy J. Overzat, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated below, all stock of the above Fund held of record by the undersigned on June 5, 1998 at the Annual Meeting of Stockholders to be held on August 5, 1998, and at any adjournment thereof.

     The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement dated June 23, 1998.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the nominees to the Board of Directors and FOR proposal No. 2. Additionally, for stockholders who owned shares in the BNY Hamilton Equity Income Fund on the record date, if no direction is made, this proxy will be voted FOR proposal No. 4. Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign.

     When signing as attorney, executor, administrator, trustee, guardian or custodian for a minor, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE.



         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

   BNYEQU                                KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                         DETACH AND RETURN THIS PORTION ONLY

             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Vote On Directors

1.   Election of the following nominees as Directors; 1) Edward L. Gardner,
     2) Peter Herrick, 3) Leif H. Olsen, 4) Karen Osar, 5) James E. Quinn and
     6) Stephen Stamas

Vote On Proposals                                    For     Against    Abstain

2.   Ratification of the selection of KPMG           |_|       |_|        |_|
     Peat Marwick LLP as independent accountants

3.   Not applicable.


For Withhold For All            To withhold authority to vote, mark "For All
All     All    Except:          Except" and write the nominee's number on the
                                line below.
|_|     |_|     |_|
                                ----------------------------------------------

4.   Approval of a proposal to amend the             For     Against    Abstain
     investment objective of BNY Hamilton
     Equity Income Fund (Stockholders of the          |_|       |_|        |_|
     BNY Hamilton Equity Income Fund Only)

5. In the discretion of such proxies to vote upon any and all business as may be properly come before the Meeting or any adjournment thereof.

     --------------------------  -------    --------------------------  -------

     --------------------------  -------    --------------------------  -------
             Signature            Date       Signature (Joint Owners)   Date
      (PLEASE SIGN WITHIN BOX)